Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED JANUARY 26, 2014 AND JANUARY 27, 2013
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 26,	January 27,	% Over	January 26,	January 27,
	2014	2013	(Under)	2014	2013

Net sales	$72,389	63,695	13.6%	100.0%	100.0%
Cost of sales	60,552	52,010	16.4%	83.6%	81.7%
Gross profit	11,837	11,685	1.3%	16.4%	18.3%

Selling, general and
administrative expenses	7,041	6,822	3.2%	9.7%	10.7%
Income from operations	4,796	4,863	(1.4)%	6.6%	7.6%

Interest expense	91	145	(37.2)%	0.1%	0.2%
Interest income	(148)	(105)	41.0%	(0.2)%	(0.2	) %
Other expense	279	300	(7.0)%	0.4%	0.5%
Income before income taxes	4,574	4,523	1.1%	6.3%	7.1%

Income taxes*	(3,807)	1,700	N.M.	(83.2)%	37.6%
Net income	$8,381	2,823	196.9%	11.6%	4.4%

Net income per share-basic	$0.69	$0.23	200.0%
Net income per share-diluted	$0.68	$0.23	195.7%
Average shares outstanding-basic	12,188	12,095	0.8%
Average shares outstanding-diluted	12,405	12,290	0.9%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 26,	January 27,	% Over	January 26,	January 27,
	2014	2013	(Under)	2014	2013

Income before income taxes (see above)	$4,574	4,523	1.1%	6.3%	7.1%

Adjusted Income taxes (2)*	709	651	8.9%	15.5%	14.4%
Adjusted net income	3,865	3,872	(0.2)%	5.3%	6.1%

Adjusted net income per share-basic	$0.32	$0.32	0.0%
Adjusted net income per share-diluted	$0.31	$0.32	(3.1)%
Average shares outstanding-basic	12,188	12,095	0.8%
Average shares outstanding-diluted	12,405	12,290	0.9%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $50.7 million in net operating loss carryforwards. Therefore,  adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE NINE MONTHS ENDED JANUARY 26, 2014 AND JANUARY 27, 2013
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 26,	January 27,	% Over	January 26,	January 27,
	2014	2013	(Under)	2014	2013

Net sales	$213,119	198,439	7.4%	100.0%	100.0%
Cost of sales	175,974	161,757	8.8%	82.6%	81.5%
Gross profit	37,145	36,682	1.3%	17.4%	18.5%

Selling, general and
administrative expenses	21,340	21,672	(1.5)%	10.0%	10.9%
Income from operations	15,805	15,010	5.3%	7.4%	7.6%

Interest expense	330	491	(32.8)%	0.2%	0.2%
Interest income	(343)	(328)	4.6%	(0.2)%	(0.2)%
Other expense	895	421	112.6%	0.4%	0.2%
Income before income taxes	14,923	14,426	3.4%	7.0%	7.3%

Income taxes*	216	(188)	N.M.	1.4%	(1.3)%
Net income	$14,707	14,614	0.6%	6.9%	7.4%

Net income per share-basic	$1.21	$1.19	1.7%
Net income per share-diluted	$1.19	$1.17	1.7%
Average shares outstanding-basic	12,173	12,279	(0.9)%
Average shares outstanding-diluted	12,405	12,467	(0.5)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 26,	January 27,	% Over	January 26,	January 27,
	2014	2013	(Under)	2014	2013

Income before income taxes (see above)	$14,923	14,426	3.4%	7.0%	7.3%

Adjusted Income taxes (2)*	2,313	2,077	11.4%	15.5%	14.4%
Adjusted net income	12,610	12,349	2.1%	5.9%	6.2%

Adjusted net income per share-basic	$1.04	$1.01	3.0%
Adjusted net income per share-diluted	$1.02	$0.99	3.0%
Average shares outstanding-basic	12,173	12,279	(0.9)%
Average shares outstanding-diluted	12,405	12,467	(0.5)%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $50.7 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JANUARY 26, 2014, JANUARY 27, 2013 AND APRIL 28, 2013
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	January 26,	January 27,	(Decrease)			* April 28,
	2014	2013	Dollars	Percent		2013

Current assets
Cash and cash equivalents	$23,293	19,489	3,804	19.5%		23,530
Short-term investments	7,077	5,237	1,840	35.1%		5,286
Accounts receivable	26,392	24,257	2,135	8.8%		23,392
Inventories	43,687	42,177	1,510	3.6%		38,418
Deferred income taxes	7,503	4,098	3,405	83.1%		7,709
Income taxes receivable	-	-	-	0.0%		318
Other current assets	2,999	1,655	1,344	81.2%		2,093
Total current assets	110,951	96,913	14,038	14.5%		100,746

Property, plant & equipment, net	30,115	30,055	60	0.2%		30,594
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	1,227	4,172	(2,945)	(70.6	) %	753
Other assets	2,923	1,195	1,728	144.6%		1,151

Total assets	$156,678	143,797	12,881	9.0%		144,706

Current liabilities
Current maturities of long-term debt	$2,200	2,366	(166)	(7.0	) %	2,200
Line of credit	-	576	(576)	(100.0	) %	561
Accounts payable - trade	25,187	26,220	(1,033)	(3.9	) %	22,357
Accounts payable - capital expenditures	235	-	235	100.0%		225
Accrued expenses	11,812	12,823	(1,011)	(7.9	) %	11,829
Income taxes payable - current	130	395	(265)	(67.1	) %	285
Total current liabilities	39,564	42,380	(2,816)	(6.6	) %	37,457

Income taxes payable - long-term	3,953	4,195	(242)	(5.8	) %	4,191
Deferred income taxes	945	856	89	10.4%		3,075
Line of credit	573	-	573	100.0%		-
Long-term debt , less current maturities	2,200	4,400	(2,200)	(50.0	) %	4,400

Total liabilities	47,235	51,831	(4,596)	(8.9	) %	49,123

Shareholders' equity	109,443	91,966	17,477	19.0%		95,583

Total liabilities and
shareholders' equity	$156,678	143,797	12,881	9.0%		144,706

Shares outstanding	12,250	12,225	25	0.2%		12,225

* Derived from audited financial statements.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JANUARY 26, 2014 AND JANUARY 27, 2013
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

	Amounts
	January 26,	January 27,
	2014	2013

Cash flows from operating activities:
Net income	$14,707	$14,614
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	3,964	3,818
Amortization of other assets	123	178
Stock-based compensation	551	308
Excess tax benefit related to stock-based compensation	(143)	(77)
Deferred income taxes	(2,255)	(2,370)
Gain on sale of equipment	(108)	-
Foreign currency exchange losses	353	153
Changes in assets and liabilities, net of effects of acquisition of assets:
Accounts receivable	(2,844)	776
Inventories	(5,081)	(5,794)
Other current assets	(882)	353
Other assets	(53)	(92)
Accounts payable-trade	2,487	(4,395)
Accrued expenses	13	3,526
Accrued restructuring	-	(40)
Income taxes	162	(141)
Net cash provided by operating activities	10,994	10,817

Cash flows from investing activities:
Capital expenditures	(2,656)	(2,763)
Net cash paid for acquisition of assets	(2,640)	-
Proceeds from the sale of equipment	188	-
Proceeds from life insurance policies	-	626
Payments on life insurance policies	(30)	-
Purchase of short-term investments	(1,916)	(84)
Proceeds from the sale of short-term investments	-	795
Net cash used in investing activities	(7,054)	(1,426)

Cash flows from financing activities:
Proceeds from lines of credit	-	1,000
Payments on lines of credit	-	(1,325)
Payments on long-term debt	(2,200)	(2,350)
Proceeds from common stock issued	194	205
Common stock shares repurchased	-	(5,022)
Dividends paid	(1,592)	(7,226)
Debt issance costs	(62)	-
Excess tax benefit related to stock-based compensation	143	77
Net cash used in financing activities	(3,517)	(14,641)

Effect of exchange rate changes on cash and cash equivalents	(660)	(284)

Decrease in cash and cash equivalents	(237)	(5,534)

Cash and cash equivalents at beginning of period	23,530	25,023

Cash and cash equivalents at end of period	$23,293	$19,489

Free Cash Flow (1)	$7,979	$8,473

(1)		Free Cash Flow reconciliation is as follows:
			FY 2014	FY 2013
A	)	Net cash provided by operating activities	$10,994	$10,817
B	)	Minus: Capital Expenditures	(2,656)	(2,763)
C	)	Add: Proceeds from the sale of equipment	188	-
D	)	Add: Proceeds from life insurance policies	-	626
E	)	Minus: Payments on life insurance policies	(30)	-
F	)	Add: Excess tax benefit related to stock-based compensation	143	77
G	)	Effect of exchange rate changes on cash and cash equivalents	(660)	(284)
			$7,979	$8,473

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JANUARY 26, 2014 AND JANUARY 27, 2013
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	January 26,	January 27,	% Over	January 26,	January 27,
Net Sales by Segment	2014	2013	(Under)	2014	2013

Mattress Fabrics	$38,541	35,513	8.5%	53.2%	55.8%
Upholstery Fabrics	33,848	28,182	20.1%	46.8%	44.2%

Net Sales	$72,389	63,695	13.6%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$5,599	6,548	(14.5)%	14.5%	18.4%
Upholstery Fabrics	6,238	5,137	21.4%	18.4%	18.2%
Gross Profit	$11,837	11,685	1.3%	16.4%	18.3%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$2,286	2,382	(4.0)%	5.9%	6.7%
Upholstery Fabrics	3,572	3,360	6.3%	10.6%	11.9%
Unallocated Corporate expenses	1,183	1,080	9.5%	1.6%	1.7%
Selling, General and Administrative Expenses	$7,041	6,822	3.2%	9.7%	10.7%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$3,313	4,166	(20.5)%	8.6%	11.7%
Upholstery Fabrics	2,666	1,777	50.0%	7.9%	6.3%
Unallocated corporate expenses	(1,183)	(1,080)	9.5%	(1.6)%	(1.7)%
Operating income	$4,796	4,863	(1.4)%	6.6%	7.6%

Depreciation by Segment

Mattress Fabrics	$1,180	1,125	4.9%
Upholstery Fabrics	149	154	(3.2)%
Depreciation	$1,329	1,279	3.9%

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 26, 2014 AND JANUARY 27, 2013
(Unaudited)
(Amounts in thousands)

	NINE MONTHS ENDED

	Amounts			Percent of Total Sales
	January 26,	January 27,	% Over	January 26,	January 27,
Net Sales by Segment	2014	2013	(Under)	2014	2013

Mattress Fabrics	$117,035	113,175	3.4%	54.9%	57.0%
Upholstery Fabrics	96,084	85,264	12.7%	45.1%	43.0%

Net Sales	$213,119	198,439	7.4%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$20,312	21,708	(6.4)%	17.4%	19.2%
Upholstery Fabrics	16,833	14,974	12.4%	17.5%	17.6%
Gross Profit	$37,145	36,682	1.3%	17.4%	18.5%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$7,280	7,197	1.2%	6.2%	6.4%
Upholstery Fabrics	10,007	9,857	1.5%	10.4%	11.6%
Unallocated Corporate expenses	4,053	4,618	(12.2)%	1.9%	2.3%
Selling, General, and Administrative Expenses	$21,340	21,672	(1.5)%	10.0%	10.9%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$13,033	14,512	(10.2)%	11.1%	12.8%
Upholstery Fabrics	6,825	5,116	33.4%	7.1%	6.0%
Unallocated corporate expenses	(4,053)	(4,618)	(12.2)%	(1.9)%	(2.3)%
Operating income	$15,805	15,010	5.3%	7.4%	7.6%

Return on Capital (1)

Mattress Fabrics	29.4%	34.9%
Upholstery Fabrics	44.7%	39.7%
Unallocated Corporate	N/A	N/A
Consolidated	27.3%	28.0%

Capital Employed (2)

Mattress Fabrics	59,699	55,970	6.7%
Upholstery Fabrics	23,558	18,474	27.5%
Unallocated Corporate	(2,913)	(2,686)	N/A
Consolidated	80,344	71,758	12.0%

Depreciation by Segment

Mattress Fabrics	$3,510	3,344	5.0%
Upholstery Fabrics	454	474	(4.2)%
Depreciation	$3,964	3,818	3.8%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of January 26, 2014 and January 27, 2013.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED JANUARY 26, 2014 AND JANUARY 27, 2013
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	4/28/2013	7/28/2013	10/27/2013	1/26/2014	1/26/2014

Net income	$3,702	$3,230	$3,096	$8,381	$18,409
Income taxes	2,161	2,305	1,718	(3,807)	2,377
Interest expense (income), net	50	48	(3)	(57)	38
Depreciation and amortization expense	1,354	1,344	1,373	1,370	5,441
Stock based compensation	254	152	224	175	805
Adjusted EBITDA	$7,521	$7,079	$6,408	$6,062	$27,070

	Quarter Ended
					Trailing 12
					Months
	4/29/2012	7/29/2012	10/28/2012	1/27/2013	1/27/2013

Net income	$3,423	$3,524	$8,268	$2,823	$18,038
Income taxes	2,071	1,848	(3,736)	1,700	1,883
Interest expense, net	69	63	60	40	232
Depreciation and amortization expense	1,325	1,314	1,344	1,338	5,321
Stock based compensation	91	70	127	111	399
Adjusted EBITDA	$6,979	$6,819	$6,063	$6,012	$25,873

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 26, 2014
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 26, 2014 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$13,033	$59,046	29.4%
Upholstery Fabrics	6,825	20,345	44.7%
(less: Unallocated Corporate)	(4,053)	(2,291)	N/A
Total	$15,805	$77,100	27.3%

Average Capital Employed	As of the three Months Ended January 26, 2014				As of the three Months Ended October 27, 2013				As of the three Months Ended July 28, 2013
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	78,503	37,147	41,028	156,678	79,444	35,881	40,917	156,242	78,217	34,381	38,503	151,101
Total liabilities	(18,804)	(13,589)	(14,842)	(47,235)	(20,500)	(15,581)	(18,646)	(54,727)	(18,627)	(14,172)	(19,717)	(52,516)

Subtotal	$59,699	$23,558	$26,186	$109,443	$58,944	$20,300	$22,271	$101,515	$59,590	$20,209	$18,786	$98,585
Less:
Cash and cash equivalents	-	-	(23,293)	(23,293)	-	-	(24,267)	(24,267)	-	-	(21,423)	(21,423)
Short-term investments	-	-	(7,077)	(7,077)	-	-	(6,220)	(6,220)	-	-	(6,174)	(6,174)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	(292)	(292)
Deferred income taxes - current	-	-	(7,503)	(7,503)	-	-	(7,745)	(7,745)	-	-	(7,747)	(7,747)
Deferred income taxes - non-current	-	-	(1,227)	(1,227)	-	-	(661)	(661)	-	-	(651)	(651)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	573	573	-	-	585	585	-	-	560	560
Income taxes payable - current	-	-	130	130	-	-	304	304	-	-	320	320
Income taxes payable - long-term	-	-	3,953	3,953	-	-	4,141	4,141	-	-	4,176	4,176
Deferred income taxes - non-current	-	-	945	945	-	-	5,016	5,016	-	-	4,335	4,335
Long-term debt, less current maturities	-	-	2,200	2,200	-	-	2,200	2,200	-	-	4,400	4,400

Total Capital Employed	$59,699	$23,558	$(2,913)	$80,344	$58,944	$20,300	$(2,176)	$77,068	$59,590	$20,209	$(1,510)	$78,289

	As of the three Months Ended April 28, 2013
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	73,954	30,995	39,757	144,706
Total liabilities	(16,004)	(13,682)	(19,437)	(49,123)

Subtotal	$57,950	$17,313	$20,320	$95,583
Less:
Cash and cash equivalents	-	-	(23,530)	(23,530)
Short-term investments	-	-	(5,286)	(5,286)
Income taxes receivable	-	-	(318)	(318)
Deferred income taxes - current	-	-	(7,709)	(7,709)
Deferred income taxes - non-current	-	-	(753)	(753)
Current maturities of long-term debt	-	-	2,200	2,200
Line of credit			561	561
Income taxes payable - current	-	-	285	285
Income taxes payable - long-term	-	-	4,191	4,191
Deferred income taxes - non-current	-	-	3,075	3,075
Long-term debt, less current maturities	-	-	4,400	4,400

Total Capital Employed	$57,950	$17,313	$(2,564)	$72,699

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$59,046	$20,345	$(2,291)	$77,100

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the nine month period ending January 26, 2014 divided by 3 quarters times 4 quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable and receivable.

(3) Average capital employed was computed using the four periods ending January 26, 2014, October 27, 2013, July 28, 2013 and April 28, 2013.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 27,2013
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 27, 2013 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$14,512	$55,446	34.9%
Upholstery Fabrics	5,116	17,172	39.7%
(less: Unallocated Corporate)	(4,618)	(1,264)	N/A
Total	$15,010	$71,355	28.0%

Average Capital Employed	As of the three Months Ended January 27, 2013				As of the three Months Ended October 28, 2012				As of the three Months Ended July 29, 2012
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	74,794	33,773	35,230	143,797	74,342	27,240	40,861	142,443	78,098	29,973	35,089	143,160
Total liabilities	(18,824)	(15,299)	(17,708)	(51,831)	(19,240)	(10,512)	(17,303)	(47,055)	(21,295)	(11,006)	(19,028)	(51,329)

Subtotal	$55,970	$18,474	$17,522	$91,966	$55,102	$16,728	$23,558	$95,388	$56,803	$18,967	$16,061	$91,831
Less:
Cash and cash equivalents	-	-	(19,489)	(19,489)	-	-	(23,464)	(23,464)	-	-	(21,889)	(21,889)
Short-term investments	-	-	(5,237)	(5,237)	-	-	(5,241)	(5,241)	-	-	(5,200)	(5,200)
Deferred income taxes - current	-	-	(4,098)	(4,098)	-	-	(4,470)	(4,470)	-	-	(2,337)	(2,337)
Deferred income taxes - non-current	-	-	(4,172)	(4,172)	-	-	(4,738)	(4,738)	-	-	(2,715)	(2,715)
Current maturities of long-term debt	-	-	2,366	2,366	-	-	2,401	2,401	-	-	2,400	2,400
Line of credit	-	-	576	576	-	-	875	875	-	-	834	834
Income taxes payable - current	-	-	395	395	-	-	385	385	-	-	751	751
Income taxes payable - long-term	-	-	4,195	4,195	-	-	4,188	4,188	-	-	4,131	4,131
Deferred income taxes - non-current	-	-	856	856	-	-	856	856	-	-	705	705
Long-term debt, less current maturities	-	-	4,400	4,400	-	-	4,416	4,416	-	-	6,666	6,666

Total Capital Employed	$55,970	$18,474	$(2,686)	$71,758	$55,102	$16,728	$(1,234)	$70,596	$56,803	$18,967	$(593)	$75,177

	As of the three Months Ended April 29, 2012
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	71,563	33,641	39,512	144,716
Total liabilities	(17,653)	(19,123)	(18,940)	(55,716)

Subtotal	$53,910	$14,518	$20,572	$89,000
Less:
Cash and cash equivalents	-	-	(25,023)	(25,023)
Short-term investments	-	-	(5,941)	(5,941)
Deferred income taxes - current	-	-	(2,467)	(2,467)
Deferred income taxes - non-current	-	-	(3,205)	(3,205)
Current maturities of long-term debt	-	-	2,404	2,404
Line of credit	-	-	889	889
Income taxes payable - current	-	-	642	642
Income taxes payable - long-term	-	-	4,164	4,164
Deferred income taxes - non-current	-	-	705	705
Long-term debt, less current maturities	-	-	6,719	6,719

Total Capital Employed	$53,910	$14,518	$(541)	$67,887

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$55,446	$17,172	$(1,264)	$71,355

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the nine month period ending January 27, 2013 divided by 3 quarters times 4 quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable.

(3) Average capital employed was computed using the four periods ending April 29, 2012, July 29, 2012, October 28, 2012, and January 27, 2013.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE NINE MONTHS ENDED JANUARY 26, 2014 AND JANUARY 27, 2013
Unaudited
(Amounts in Thousands)

		NINE MONTHS ENDED

		Amounts
		January 26,	January 27.
		2014	2013

Consolidated Effective GAAP Income Tax Rate	(1)	1.4%	(1.3)%

Reduction of U.S. Valuation Allowance		-	83.7%

Undistributed earnings from foreign subsidiaries		34.2%	(46.3)%

Non-Cash U.S. Income Tax Expense		(20.0)%	(20.2)%

Non-Cash Foreign Income Tax Expense		(0.1)%	(1.5)%

Consolidated Adjusted Effective Income Tax Rate	(2)	15.5%	14.4%

	THREE MONTHS ENDED
	As reported		January 26, 2014	As reported		January 27, 2013
	January 26,		Proforma Net	January 27,		Proforma Net
	2014	Adjustments	of Adjustments	2013	Adjustments	of Adjustments

Income before income taxes	$4,574	$-	$4,574	$4,523		$4,523

Income taxes (3)	(3,807)	$4,516	709	1,700	$(1,049)	651
Net income	$8,381	$(4,516)	$3,865	$2,823	$1,049	$3,872

Net income per share-basic	$0.69	$0.37	$0.32	$0.23	$(0.09)	$0.32
Net income per share-diluted	$0.68	$0.36	$0.31	$0.23	$(0.09)	$0.32
Average shares outstanding-basic	12,188	12,188	12,188	12,095	12,095	12,095
Average shares outstanding-diluted	12,405	12,405	12,405	12,290	12,290	12,290

	NINE MONTHS ENDED
	As reported		January 26, 2014	As reported		January 27, 2013
	January 26,		Proforma Net	January 27,		Proforma Net
	2014	Adjustments	of Adjustments	2013	Adjustments	of Adjustments

Income before income taxes	$14,923	$-	$14,923	$14,426	$-	$14,426

Income taxes (3)	216	$2,097	2,313	(188)	$2,265	2,077
Net income	$14,707	$(2,097)	$12,610	$14,614	$(2,265)	$12,349

Net income per share-basic	$1.21	$0.17	$1.04	$1.19	$0.18	$1.01
Net income per share-diluted	$1.19	$0.17	$1.02	$1.17	$0.18	$0.99
Average shares outstanding-basic	12,173	12,173	12,173	12,279	12,279	12,279
Average shares outstanding-diluted	12,405	12,405	12,405	12,467	12,467	12,467

(1) Calculated by dividing consolidated income tax expense (benefit) by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.